UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 24, 2015

LMI AEROSPACE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Missouri
(State or Other Jurisdiction of Incorporation)

0-24293	43-1309065
(Commission File Number)	(IRS Employer Identification No.)

411 Fountain Lakes Blvd., St. Charles, Missouri	63301
(Address of Principal Executive Offices)	(Zip Code)

(636) 946-6525
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 24, 2015, the shareholders of LMI Aerospace, Inc. (the “Company”) approved the LMI Aerospace, Inc. 2015 Incentive Compensation Plan (the “2015 Plan”). As a result, the 2015 Plan will become effective on July 1, 2015. The only other equity plan previously approved by the shareholders, the LMI Aerospace, Inc. 2005 Incentive Compensation Plan (the “2005 Plan”) will terminate on July 7, 2015, and the Company will no longer be able to make awards under the 2005 Plan after that date.

Under the 2015 Plan, the Company, through the Compensation Committee of the Board of Directors, may, at its discretion, grant stock options, restricted shares of common stock, and other various stock-based awards to directors, officers, employees and consultants.  A total of 750,000 shares of the Company’s common stock have been reserved for issuance under the 2015 Plan.

A description of the 2015 Plan is included as part of Proposal 2 in the Company’s Definitive Proxy Statement that was filed with the Securities and Exchange Commission on May 11, 2015 (the “Proxy Statement”).   The foregoing description is qualified in its entirety by reference to the full text of the 2015 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders

On June 24, 2015, the Company held its 2015 Annual Meeting of Shareholders (the “Meeting”). Three proposals were submitted to the shareholders at the Meeting. Those proposals and the manner in which votes were tabulated for each proposal were more fully described in the Proxy Statement. At the Meeting, the shareholders approved the three proposals submitted for a vote, and the vote tally with respect to each such proposal was as follows:

(a)	Re-election of the following three Class II directors to serve until the 2016 annual meeting of shareholders and until their successors are duly elected and qualified:

Director	For	Withheld	Broker Non-Votes
Daniel G. Korte	8,403,407	1,057,287	1,805,262
John M. Roeder	8,423,501	1,037,193	1,805,262
Gregory L. Summe	9,137,644	323,050	1,805,262

(b)	Ratification of the adoption of the LMI Aerospace, Inc. 2015 Incentive Compensation Plan:

For	Against	Abstain	Broker Non-Votes
9,192,765	238,877	29,052	1,805,262

(c)	Ratification of the selection of PricewaterhouseCoopers LLP by the Audit Committee of the Board of Directors to serve as the Company’s independent registered public accounting firm for 2015:

For	Against	Abstain	Broker Non-Votes
11,057,984	185,982	21,990	0

Item 9.01.  Financial Statements and Exhibits

Exhibits	Exhibit Description
10.1	LMI Aerospace, Inc. 2015 Incentive Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 30, 2015

LMI AEROSPACE, INC.

By:	/s/ Clifford C. Stebe, Jr.
Clifford C. Stebe, Jr. Chief Financial Officer